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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-32703, No. 333-32705, No. 333-49532, No.
333-49530, No. 333-49540, No. 333-59570 and No. 333-62269) of TransAct
Technologies Incorporated of our report dated February 27, 2003, except for Note 10 which is as of March 26, 2003, relating to the financial statements which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Hartford, CT
March 31, 2003